CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN REDACTED PROVISIONS OF THIS AGREEMENT. THE REDACTED PROVISIONS ARE IDENTIFIED BY THREE ASTERISKS AND ENCLOSED BY BRACKETS. THE CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


                                                                   EXHIBIT 10.16

                            MASTER SUPPORT AGREEMENT

This Master Support Agreement is made this 28th day of June, 1999, (the "Effective Date"), by and between MCK Communications, Inc. ("MCK"), located at 313 Washington Street, Newton, MA 02458 and VITAL NETWORK SERVICES, L.L.C.

("VITAL") 6 Rubber Avenue, Naugatuck, CT 06770.

WHEREAS, MCK markets certain equipment and services to Customers worldwide, and in connection therewith offers on-site installation, maintenance and value-add services to such Customers;

WHEREAS, VITAL provides on-site installation, maintenance and value-add servicing of communications equipment worldwide;

WHEREAS, VITAL has a worldwide infrastructure to perform on-site installation, maintenance and value-add services and desires to provide such services for MCK; and

WHEREAS, MCK desires to engage VITAL as an independent contractor in performing global on-site installation, maintenance and value-add services;

NOW, THEREFORE, in consideration of the mutual promise and covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, MCK and VITAL hereby agree as follows:

1.   DEFINITIONS.

          1.1 "Affiliate" shall mean any entity worldwide, which directly or indirectly controls, is controlled by or under common control with VITAL.

          1.2 "Advance Replacement" means a process to ship replacement Product components in advance of receipt of failed/defective Product components.

          1.3 "Authorized Service Area" means an area within one hundred (100) miles of a VITAL Service City.

          1.4 "Customer" means the final end-user, purchaser or licensee who has acquired Product(s) for their own internal use and not for resale, remarketing, or redistribution, whether directly from MCK or through other sources, and of whom MCK has received notification of and who is entitled to support and maintenance services for such Products.

          1.5 "First Level Support" means the ability to provide general Product information and configuration support; collect relevant technical problem identification information; perform base problem determination; provide basic support on the standard protocols and features; go on-site at Customer location to obtain information if situation requires.

          1.6 "Response" means the time period commencing upon MCK's or a Customer's request for service hereunder and ending when the VITAL Field Engineer is on-site.

          1.7 "Hardware" means tangible Product made available to VITAL.

          1.8 "Maintenance Release" or "Patch" means an incremental release of MCK Software that provides maintenance fixes.

          1.9 "Parts Depot" means MCK Parts Depot which provides support required for this program.

          1.10 "Product" means both Hardware and/or Software listed in Appendix A, which VITAL may support under the terms of this Agreement. Products include Service Parts.

          1.11 "RMA" means Return Material Authorization.

          1.12 "Second Level Support" means First Level Support plus the ability to support problem isolation and Product specification defect determination; provide lab simulation and interoperability testing; define an action plan; analyze traces; provide support on all protocols and features; reproduce problems in a lab, diagnose problems remotely and provide MCK with complete steps to reproduce a problem.

          1.13 "Service(s)" means support provided by VITAL that includes but is not limited to installation, maintenance and value-add programs.

          1.14 "Service Part" means a component or sub-assembly of a Product, excluding cables and/or all software, and is also referred to as Field Replaceable Unit (FRU).

          1.15 "Site" means and includes the premises where the Product is to be installed or is located.

          1.16 "Software" means the machine-readable object code software programs licensed by MCK.

          1.17 "Standard Business Hours" means 8:00 AM to 5:00 PM Local Standard Time, Monday through Friday, excluding VITAL observed holidays.

          1.18 "Third Level Support" means fixing or generating workarounds for Hardware and Software bugs and troubleshooting bugs that were not diagnosed during Second Level Support.

          1.19 "Unrelated Services" means any other Service, in addition to the Services authorized by MCK and provided by VITAL to a Customer.

          1.20 "Update" means Maintenance Releases, Version Releases and/or Major Releases which contain the same configuration as originally acquired.

          1.21 "Primary Provider" means MCK will promote VITAL internally and to its Customers for worldwide service deliveries.

          1.22 Valued- Added Services means Help Desk and telephone support services.

2.   SCOPE,  SERVICE ORDERS AND TERM.

          2.1 Authorization. MCK hereby appoints VITAL as a non-exclusive, primary provider of on-site services to MCK's Customers located throughout the world.

          2.2 Support Services. MCK support services specified below at Section 4 are provided to VITAL as backup to the support staff of VITAL. VITAL is primarily responsible for providing on-site support and telephone support Services to MCK's Customers for whom VITAL receives a purchase order hereunder.

          2.3 MCK shall issue a purchase order to order Services. Such order requires a Services schedule and/or Statement of Work for the specific Customer or site location signed by MCK.

          2.4 Obligation to Customers. Other than the Services agreed to in this document, neither VITAL nor MCK will make any obligation to Customers on behalf of the other, nor commit the resources of the other to Customers without the other's consent.

          2.5 Implementation. MCK and VITAL will implement the terms of this Agreement worldwide.

          2.6 Term. This Agreement shall be effective as of the Effective Date and shall remain in full force and effect for an initial term of twenty-four (24) months, unless sooner terminated pursuant to Section
          7. This Agreement shall be automatically renewed for additional successive twelve (12) month terms unless either party gives the other party at least ninety (90) days written notice of its intention not to renew prior to the anniversary date of the Agreement.

          2.7 Relationship of Parties. It is understood by the parties hereto that VITAL is an independent contractor and not an employee or agent of MCK and MCK is not an agent of VITAL. MCK will not provide fringe benefits or insurance coverage on behalf of VITAL except for sales tax payable by MCK as provided in Section 7.2. VITAL shall be responsible for the withholding and/or payment, as required by law, of all federal, state and local taxes imposed on VITAL and its employees due to the performance of Services or any other obligation under this Agreement.

3. VITAL OBLIGATIONS. VITAL shall provide the following Services to MCK:

          3.1 On-site Support.

                    3.1.1 Services. VITAL shall provide on-site installation,
               maintenance and value-add Services to MCK Customers during contracted local business hours. Available Services, response times and hours are identified in VITAL supplements provided under separate cover.

                    3.1.2 On-site service includes: 1-800 number access,
               round-the-clock travel to the Customer site, on-site labor, problem diagnosis, fault isolation, equipment adjustment, equipment replacement and on-line testing with VITAL standard test equipment.

                    3.1.3 Special test equipment. Special test equipment
               requirements identified by MCK will be provided by MCK to VITAL prior to development of VITAL price calculations.

          3.2 Technical Support.

                    3.2.1 VITAL will provide first and second Level Support.
               VITAL shall establish problem priorities with MCK consistent with problem priority definitions as described below. All problems reported to VITAL technical support will be prioritized and escalated to MCK based on such guidelines set forth by MCK.

               (Reference Attachment C)

                    3.2.2 VITAL shall report unresolved cases to MCK within the following time frames beginning at such time that a problem is given a priority as defined below:

                         Priority 1. No later than four (4) hours from initial
                    MCK notification to VITAL. Priority 1 calls defined as responding to MCK / End Users while in a troubleshooting mode.

                         Priority 2. No later than eight (8) business hours from
                    initial MCK notification to VITAL. Priority 2 call defined as responding to MCK / End User configuration questions during normal network operation.

                         Priority 3. No later than three (3) business days from
                    initial MCK notification to VITAL. Priority 3 calls defined as responding to MCK / End User general technical questions during normal network operation.

          3.3 Software Distribution Rights. VITAL may distribute, on a non-exclusive basis, MCK provided Updates and Patches to Customers.

          3.4 Service Parts Inventory

                    3.4.1 MCK will consign local spare parts kits to VITAL
               Logistics per VITAL recommendations and/or mutually agreed to spare ratio. Repair of such consigned Product will be at MCK expense.

                    3.4.2 VITAL will use all consigned service parts kits only for the remedial maintenance of MCK Product. VITAL will not resell service parts to Customers for upgrades, system expansion or any other reason outside the scope of remedial maintenance.

                    3.4.3 A Logistics Management fee will be applied by VITAL to the Customer only if there is not a contract arrangement in place that requires VITAL to provide the consigned part. (See Attachment B).

          3.5 Consigned Product Receipt/Return; Notification.

                    3.5.1 VITAL is responsible for the following when receiving consigned spare parts and/or Advance Replacements and returning replaced Product under Section 4.1.3:

                              3.5.1.1 When receiving consigned spare parts,
                    Advance Replacements and/or returning replaced product under
                    Section 4.1.3, VITAL is responsible for the following:

                    VITAL Logistics will inspect all parts received from MCK to verify any damage in transit. Damaged and/or mis-shipments will be reported to MCK immediately but not longer than five
                    (5) business days of receipt.

                              3.5.1.2 Returns Coordination.

                                        3.5.1.2.1 VITAL shall return all
                         defective Product(s) within ten (10) days of the receipt of the replacement Product.

                                        3.5.1.2.2 VITAL shall coordinate the
                         return of all failed Product, freight and insurance prepaid, to the MCK designated repair center.

                                        3.5.1.2.3 VITAL shall comply with the
                         following RMA procedure:

                         i. VITAL will ensure all Products are properly packaged prior to being shipped, and will include a description of the failure and written specification of any changes or alterations made to the Product. Product returned to MCK will conform in quantity and to the RMA request.

                         ii. VITAL shall tag each Product returned with a transaction number and a brief description of the problem.

                    3.5.2 For consigned products utilized during remedial
               maintenance service as defined in Section 4.1.3, VITAL will be responsible for the following:

                              3.5.2.1 Accountability. VITAL will provide and
                         retain records for all operational activities for MCK Customers supported under this Agreement, including the location(s) and hardware configuration of that Customer.

                              3.5.2.2 Technical Assistance. Isolate product
                         problems to the Service Parts level, including providing technical assistance to VITAL's field support engineers which includes, at a minimum, hardware problem identification and resolution.

                              3.5.2.3 Repackaging/Return of Service Parts. VITAL
                         will comply with the following return procedure.

                         i.        VITAL will return defective Service Parts per
                              MCK's instructions.

                         ii.       VITAL will repackage defective Service parts
                              and deliver to central pick-up location at the Customer site.

                         iii.      VITAL will inform MCK of pick-up location and
                              site contact/focal point for defective Service Parts retrieval.

          3.6 Help Desk Coordination. VITAL will represent MCK in answering and coordinating a toll free customer service number. (See Attachment E)

          3.7 Product Inspection. If required by MCK prior to putting previously installed product under support, VITAL will visit the Customer to ensure Product has been maintained in adherence to the maintenance procedures as detailed in the applicable user information (supplied with product upon initial sale/resale). Each Site visit will be charged at current Time and Material rates in effect or pre-agreed to price schedule.

          3.8 Significant New Products. For significant new Products added to the price list and/or not directly listed in Appendix A of this Agreement, including Products which become MCK Products as a result of an acquisition by MCK of another entity, MCK may require certain certification, installation, or training requirements be completed by

          VITAL, as MCK would for all other MCK service providers, prior to allowing VITAL to support such Products from MCK.

          3.9 Focal Points. VITAL will identify at least one (1) individual to manage the implementation of this Agreement, serve as focal point for MCK's monitoring of support services provided under this Agreement, and act as the focal point for day-to-day service issues.

          3.10 Records. VITAL will maintain electronic records of Product under coverage at all Customer sites.

          3.11 Direct Customer Services Option. VITAL may resell its own brand of services for Products directly to MCK customers under the following circumstances: 1) In a multi-vendor environment where the MCK installation base is less than 50% of the network and 2) if there is not an existing service agreement directly with MCK in the first twelve months after the initial installation. It is not the intention of VITAL to directly solicit existing or potential Customers of MCK for service of Products without prior approval of MCK. Under every circumstance, VITAL will not solicit any such business unless MCK gives prior approval. If VITAL is granted permission by MCK to quote and support a customer as the prime to the extent permitted by law, VITAL 1) will resell services at a higher rate than the published prices in MCK's service offering and 2) guarantee MCK at least comparable service revenue as detailed in the terms of Schedule B.

          3.12 Personnel. VITAL shall select, employ, pay, supervise, direct and discharge all VITAL personnel providing Services hereunder. VITAL shall be solely responsible for the payment of all fringe benefits and any other direct and indirect compensation for VITAL personnel assigned to perform Services under this Agreement, as well as be responsible for their worker's compensation insurance, employment taxes, and other employer liabilities relating to such personnel as required by law to be provided.

          3.13 Staffing of Personnel. VITAL shall be solely responsible for assigning personnel to perform the Services, which personnel will be instructed by VITAL to perform the Services in a timely, efficient and workmanlike manner. MCK shall have the right to request that personnel not performing Services properly and in accordance with reasonable technical or general work standards who do not promptly correct such performance be replaced by VITAL with competent and suitable personnel.

4. MCK OBLIGATIONS. MCK will provide the following services to VITAL:

          4.1 Support for VITAL includes technical support, training, and software support and hardware/spare support as follows:

                    4.1.1 Technical Support.

                              4.1.1.1 MCK shall provide 24-hour 7- day a week
                         access to MCK Engineering Resources. MCK will respond to VITAL within one half (1/2) hour to all calls received during Standard Local Business hours and to Priority 1 and 2 calls received outside Standard Local Business Hours. For Priority 3 calls received outside Standard Local Business Hours, MCK will respond no later than the next business day. (Reference 3.2.2 for Priority definitions)

                              4.1.1.2 MCK will provide Third Level Support to
                         VITAL.

                              4.1.1.3 Once a problem is reported by MCK or a
                         Customer, MCK and VITAL will work closely together to resolve the Customer problem. It is VITAL's responsibility to log the incoming fault report received by VITAL and to provide the necessary local on-site and headquarters technical resources to resolve problems reported by MCK within the scope of this Agreement.

                              4.1.1.4 If a problem is escalated back to MCK,
                         VITAL will assign a local technical support person to work the resolution of the problem with MCK. MCK will supply the appropriate level of technical resources, based on problem priority and elapsed time, to assist VITAL with problem resolution and to ensure adherence to MCK's Problem Prioritization and Escalation Guideline as described in Attachment C. During such problem escalation, if it is mutually agreed that MCK on-site technical resources are required for final resolution, MCK will dispatch the necessary level of technical support to assist VITAL at no charge. VITAL will ensure a local technical support person is available to work with MCK on-site. VITAL, with the assistance of MCK, will be responsible for providing the Customer with the necessary updates for resolution of the problem.

                    4.1.2 Software and Software Support

                              4.1.2.1 Software Releases. MCK will provide
                         Updates and one (1) paper copy of supporting documentation for Product supported under this Agreement as identified in Attachment A for VITAL lab use. For Product noted by an asterisk, only Maintenance Releases are available. MCK shall also provide supporting documentation on Disk/CD ROM, upon request, and if available. Additional paper copies of supporting documentation may be reproduced by VITAL.

                              4.1.2.2 Release Support. MCK, in meeting support
                         obligations, may require VITAL to upgrade its Customer to a supported release which may be charged at VITAL's current Time and Material rates or agreed to price schedule to MCK.

                              4.1.2.3 Software Patches. When required to fix a
                         fault, MCK will provide new Software to VITAL to initiate corrective action or provide a network-bootable Software image, as VITAL and MCK agree.

                              4.1.2.4 Software Updates and/or Patches will be
                         provided to VITAL for distribution only on Product for which Customer is licensed to use the Software and pursuant to a current maintenance agreement for such Product.

                    4.1.3 Hardware Support. MCK shall provide the following
               hardware replacement service at no charge for Product supported by VITAL and identified in Appendix A.

                              4.1.3.1 Product used for replacement may be new or
                         equivalent to new, at MCK's discretion.

                              4.1.3.2 Product used for replacement will be
                         repaired by MCK at no charge to VITAL.

                              4.1.3.3 Product documentation will be provided to
                         VITAL at no charge.

                              4.1.3.4 End of Life. For the duration of this
                         Agreement, MCK agrees to provide Hardware replacement support for three (3) years following the date of announced end of life of the Product.

          4.2 Training and Education

                    4.2.1 As part of the initial training, MCK shall train a
               minimum of four (4) VITAL central technical support persons with MCK recommended training course(s). Up to four training course(s) will be provided by MCK at no cost to VITAL. Training will be held at VITAL's headquarters in Naugatuck, Connecticut and/or regional offices throughout the world; dates and locations to be determined by mutual agreement. Employee expenses will be borne by VITAL. VITAL agrees to have at least eight (8) trained regional technical support employees within two (2) months from the effective date of this Agreement.

                    4.2.2 MCK shall train additional employees as mutually
               agreed necessary to support Customer contract obligations covered under contracted VITAL support programs. Additional training for field staff will be the responsibility of VITAL based on like/same hardware and software.

                    4.2.3 If requested by VITAL, MCK will provide a
               Train-the-Trainer Program at no charge that allows VITAL instructors to train internal staff on MCK's Products.

                    4.2.4 Alternative Training. Videos, CD-ROM's or diskettes, if available by MCK, will be provided to VITAL at no charge to train field personnel and will be returned to MCK upon completion of training.

          4.3 Alternative Provisioning Purchase of Product to VITAL

                    4.3.1 MCK will permit purchase of Service Parts for VITAL to provide support to VITAL direct Customers. MCK will sell to VITAL Service Parts at MCK's then current published list price, less a [***] discount.

                    4.3.2 To assist VITAL in setting up a working laboratory for network simulation and integration analysis, MCK agrees to consign VITAL an appropriate number of laboratory units per year. VITAL agrees to use such units solely for support purposes under the terms of this agreement and not for resale purposes.

          4.4 Record Keeping. Product Configuration and Location Change Notice. MCK will provide Notice of or any change in i) the Hardware or Software component and ii) the location of any Customer Product. If notification is not provided to VITAL, VITAL will invoice for additional charges due to changes in product configuration or location, calculated from the date of installation.




[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

5.   INTELLECTUAL PROPERTY

          5.0 Ownership of Property. Title to and ownership of any and all intellectual property utilizing Product information (e.g. patents, copyrights, trademarks)), including but not limited to Hardware, Software, Updates, Patches, reports, code and data, developed and/or created by VITAL in connection with this Agreement shall immediately vest in MCK and VITAL shall have no rights to such property except a nonexclusive license to use in connection with service of Products.

6.   SERVICE EXCLUSIONS

          Services provided by VITAL do not include nor shall VITAL be responsible for any of the services listed below. VITAL shall provide MCK with a time and materials quotation to perform such services if requested by MCK.

          6.1 Any customization of Software.

          6.2 Support or replacement of Product that is altered, modified, mishandled, destroyed or damaged by natural causes or damaged during unauthorized use.

          6.3 Services to resolve Software or Hardware problems resulting from third party product or causes beyond MCK's control.

          6.4 Services for non-MCK Software installed on any MCK Product.

          6.5 Any Hardware upgrade required to run new or updated Software.

          6.6 Non-contract related on-site diagnostics and/or remedial services unless authorized by MCK.

7.   CHARGES AND PAYMENTS

          7.1 VITAL shall invoice MCK for the Contract Price for Services, as defined by Appendix B, performed and for any amounts due for Unrelated Services performed according to the payment schedule described in Attachment B. Each invoice shall include supporting documentation and details of the Services and Unrelated Services performed. MCK shall pay any amounts due within thirty (30) days of receipt thereof.

          7.2 The stated charges, prices, fees or other amounts to be invoiced and paid pursuant to this Agreement, do not include any applicable Federal, State, County or local sales, use, property, excise taxes customs, import and export duties, VAT or other tax however designated, regardless of how or on whom the tax is levied and whether such tax is based on any charge, price, fee or other amount, (the Product, or service or their use) pursuant to this Agreement. Any such taxes and interest on them (except taxes based on VITAL's or MCK' net income) required to be paid by VITAL shall be added to the invoices. Any taxes to be paid by MCK, but in fact paid by VITAL, shall be reimbursed to VITAL. In the event any taxes to be paid by MCK, but levied on VITAL, are not paid until audit, VITAL may then invoice Customer. Customer may submit a certificate of Exemption for each state in which it is registered to do business and exempted from payment of any tax, and failure to do so does not imply the responsibility as that of VITAL.

          7.3 Unrelated Service. VITAL shall not perform any Unrelated Service without the prior written or verbal consent of an authorized MCK representative. MCK will supply a list of authorized individuals under separate cover. If MCK agrees that such Unrelated

          Service is necessary for a Customer, VITAL shall supply such Unrelated Service and invoice MCK therefore at the rates set forth in Attachment B.

          7.4 Invoicing. Invoices for installation and Unrelated Service shall be rendered monthly. Invoices for maintenance and value-add contract Services shall be rendered quarterly, in advance subject to the minimum payments under Section 7.5.

          7.5 Minimum Payments. As defined by Appendix B in consideration of VITAL's entering into this Agreement and commitment to provide services, MCK owes VITAL minimum quarterly payments that aggregate $250,000 for Year 1 of the contract and $200,000 for Year 2 of the contract. Any service revenue generated by VITAL from MCK contracts is automatically applied against these minimum payments. Any service revenue generated by MCK in Year 1 that is in excess of $250,000 is automatically applied against MCK's Year Two minimum payment. If revenue meets or exceeds the total twenty four (24) month commitment of $450,000 anytime during the contract term, MCK has met all its minimum revenue obligations to VITAL.

          7.6 In addition to other remedies available to VITAL, overdue invoices may bear a late payment charge at the rate of one (1) percent commencing on the 31st day, but in no event in excess of the lawful maximum. In the event an invoice is more than sixty (60) days past due and such invoice has not been paid by MCK within sixty (60) days after the receipt by MCK of written notice that such invoice is more than sixty (60) days due, VITAL may withhold performance hereunder until such invoice is paid.

          7.7 Books and Records; Audits. VITAL shall maintain full and accurate books, records and accounts of all Services rendered pursuant to this Agreement in such a way as to disclose clearly and accurately the nature and detail thereof, including without limitation such accounting information as is necessary to support the reasonableness of charges under this Agreement and such additional information as MCK may reasonably request for purposes of its internal bookkeeping and accounting operations. VITAL shall keep such books, records and accounts insofar as they pertain to the computation of charges hereunder available at its principal offices for audit, inspection and copying by MCK and persons authorized by MCK during reasonable business hours.

          MCK shall have the right, on two (2) occasions per each twelve (12) month period of this Agreement, to conduct an audit of the relevant books, records and accounts of VITAL upon giving reasonable notice of its intent to conduct such an audit. In the event of such audit, VITAL shall give to the party requesting the audit its cooperation and access to all books, records and accounts reasonably necessary to audit. If during the course of any such audit it is determined that the charges actually invoiced to MCK by VITAL are more than [***] percent greater than the charges which should have been invoiced according to such audit, then VITAL shall (1) pay to MCK the sum of
          (x) the difference between such audited invoice amount and the amount actually invoiced and (y) interest calculated from the data of the invoice and (2) reimburse MCK for all costs associated with such audit not to exceed the amount of the overcharge. If it is determined that VITAL was underpaid then MCK shall pay to VITAL the amount of the underpayment.

8.   TERMINATION.

          8.1 This Agreement may be terminated immediately by either party through written Notice under any of the following conditions:

               8.1.1 By either party if the other party breaches any of the material provisions of this Agreement and fails to remedy such breach within thirty (30) days after written notification by the other party of such breach.



[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

               8.1.2 By VITAL if MCK fails to pay any amount when due and such failure continues for sixty (60) days after written notification by VITAL of such past due amount except for quarterly advance payments under Section 7.4 if such failure continues for sixty (60) days after the quarterly due date.

          8.2 Provisions after Termination of the Agreement.

               8.2.1 Upon termination of this Agreement (i) each party shall immediately return to the other all Confidential Information (as defined below) of the other party in its possession and (ii) VITAL shall return to MCK immediately after the effective date of termination all MCK-owned consigned spare parts

9.   SOFTWARE LICENSE AND PROPRIETARY RIGHTS.

          VITAL acknowledges that it may receive Software as a result of services provided under this Agreement. VITAL agrees that it is licensed to distribute such Software only on Product covered under the Services. Except as otherwise specified, VITAL shall not: (i) copy, in whole or in part, Software or documentation; (ii) reverse compile or reverse assemble all or any portion of the Software; or (iii) rent, lease, distribute, sell, or create derivative works of the Software.

10.  CONFIDENTIAL INFORMATION.

          10.1 As used in this Agreement, "Confidential Information" means any business or technical information disclosed, either written or orally, by one party to the other under this Agreement provided, that if the information disclosed is in writing, it must be clearly labeled as "Confidential", "proprietary" or with a similar legend, and if the information is disclosed orally, it must be i) identified as Confidential Information at the time of disclosure by the disclosing party.

          10.2 Confidential Information does not include any information which:

                    10.2.1 is, or subsequently becomes, legally and publicly
               known or readily ascertainable by the public, and through no wrongful act of the receiving party;

                    10.2.2 is rightfully obtained and received by receiving
               party from a third party without any obligation of confidentiality;

                    10.2.3 is independently developed by the receiving party or for the receiving party without access to or benefit from the Confidential Information; or

                    10.2.4 is disclosed to a third party by the disclosing party without restriction on disclosure.

          10.3 Each party agrees to hold the other party's Confidential Information in strict confidence and not to disclose such Confidential Information to any third party except as specifically authorized by this Agreement or by the other party in writing. Each party may disclose the other's Confidential Information to its employees who are under confidentiality obligations to it and who have a bona fide need to know such Confidential Information, but only to the extent necessary to carry out the purposes of this Agreement.

          10.4 Both parties acknowledge and agree that both parties list of employees is confidential and shall prevent the unauthorized disclosure of this Confidential Information. Each party shall use at least the same degree of care to protect such information as it uses to protect its own confidential or proprietary information of a similar nature but in no event less than reasonable care. Each party shall use such information solely for the purposes contained in this Agreement, and shall make no other use of such information.

          10.5 All Confidential Information disclosed hereunder is and shall remain the property of the disclosing party. No right or license is granted other than as expressly set forth in this Agreement. These
          Section 10 obligations shall survive the expiration or termination of this Agreement.

11.  MCK LIABILITY AND INDEMNIFICATION.

          11.1 MCK agrees to defend and indemnify VITAL, its officers, employees and Affiliates from and against all claims, damages, liabilities, awards, judgments and settlements against them of whatever nature for damage to tangible personal property and bodily injury (including death) arising out of or resulting from the authorized use of the Product as provided to the Customer or VITAL by MCK in accordance with the terms of this Agreement.

          11.2 MCK, at its own expense, shall defend and indemnify VITAL and its Affiliates against claims that the authorized repair, installation and possession of a Product by VITAL in accordance with the terms of this Agreement infringes a U.S. patent or copyright or misappropriates trade secrets of a third party provided VITAL (i) gives MCK prompt notice of such claim, (ii) gives MCK sole control of any defense and settlement of such claims and (iii) provides any and all reasonably required assistance requested by MCK at MCK's expense.

          11.3 MCK's obligations under this Section 11 shall not extend to liabilities of VITAL, VITAL officers, employees, or VITAL Affiliates which are caused by VITAL's negligence or intentional misconduct in performance of its obligations under this Agreement.

          11.4 VITAL shall give MCK prompt notice of any suit or other proceeding against VITAL for which VITAL may wish to seek indemnification hereunder. In addition, the parties agree not to settle or compromise any claim or cause of action, which may affect an interest of the other party, without the prior written approval of the other party, providing such approval shall not be unreasonably withheld.

          11.5 MCK shall have full control of the defense of any claim or cause of action for which it is obligated to indemnify VITAL, and for all negotiations for its settlement or compromise. VITAL shall reasonably cooperate with MCK, at MCK's expense, in the defense of the action.

          11.6 Non-Solicitation. During the term of this Agreement and for one (1) year thereafter, MCK shall not, without the prior written consent of VITAL, directly or indirectly solicit, recruit, hire or use the services of any VITAL employee whose identity is learned hereunder so long as such employee is employed by VITAL and for sixty (60) days thereafter. In the event of breach of this obligation MCK shall promptly pay to VITAL, as liquidated damages and not as a penalty, an amount equal to two (2) times such employee's total annual compensation determined as of the date of the breach.

          11.7 IN NO EVENT SHALL MCK OR ANY MCK AFFILIATE BE LIABLE FOR ANY SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOST PROFITS, OR LOST DATA, OR ANY OTHER INDIRECT DAMAGES EVEN IF MCK HAS BEEN INFORMED OF THE POSSIBILITY THEREOF OR WHETHER SUCH EXPENSES OR DAMAGES ARE SUFFERED INTERNALLY BY VITAL OR ARE PAID BY VITAL TO A THIRD PARTY.

12.  VITAL LIABILITY AND INDEMNIFICATION.

          12.1 VITAL agrees to defend and indemnify MCK and its directors, stockholders, officers and employees from and against all claims, damages, liabilities, awards, judgments, and settlements against them of whatever nature for damage to tangible property and bodily injury (including death) arising out of VITAL's negligence, willful misconduct or breach with respect to the performance of its or its obligations under this Agreement.

          12.2 IN NO EVENT SHALL VITAL OR ANY VITAL AFFILIATE BE LIABLE FOR ANY SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOST PROFITS, OR LOST DATA, OR ANY OTHER INDIRECT DAMAGES EVEN IF VITAL HAS BEEN INFORMED OF THE POSSIBILITY THEREOF OR WHETHER SUCH EXPENSES OR DAMAGES ARE SUFFERED INTERNALLY BY MCK OR ARE PAID BY MCK TO A THIRD PARTY.

          12.3 VITAL's obligations under this Section shall not extend to liabilities of MCK and its officers and employees which arise out of MCK's negligence or intentional misconduct or breach of third party intellectual property rights in the design, manufacture, distribution, installation or servicing of the Product.

          12.4 MCK shall give VITAL prompt notice of any suit or other proceeding instituted against MCK for which MCK may wish to seek indemnification hereunder. The parties agree to cooperate in the defense of any such action or proceeding. In addition, the parties agree not to settle or compromise any claim or cause of action, which may affect an interest of the other party, without the prior written approval of the other party.

          12.5 THE ENTIRE CUMULATIVE LIABILITY OF EITHER PARTY's EXCLUSIVE REMEDY FOR DAMAGES FROM ANY CAUSE related to or arising out of this Agreement, its making, performance or interpretation, including claims of Customers related to performance of Services by VITAL, regardless of the form of action, whether in contract or tort and including negligence, shall not exceed the actual amount paid by MCK for Services directly related to the specific claim, during the twelve
          (12) month period immediately prior to MCK's written notice of a claim.

          12.6 Non-Solicitation. During the term of this Agreement and for one
          (1) year thereafter, VITAL shall not, without the prior written consent of MCK, directly or indirectly solicit, recruit, hire or use the services of any MCK employee whose identity is learned hereunder so long as such employee is employed by MCK and for sixty (60) days thereafter. In the event of breach of this obligation VITAL shall promptly pay to MCK, as liquidated damages and not as a penalty, an amount equal to two (2) times such employee's total annual compensation determined as of the date of the breach.

13.  INSURANCE

          13.1 VITAL shall maintain during the term of this Agreement at VITAL's expense, commercial general liability insurance including Property Damage insurance and

          Personal Injury insurance in such amounts and upon such terms which are reasonably satisfactory to MCK and with MCK named as an additional insured for purposes of this Agreement.

          13.2. Workers Compensation: VITAL will maintain Workers Compensation insurance to the statutory amount and Employer's Liability of at least $1,000,000.

14.  GENERAL

          14.1 Assignments. Neither this Agreement nor any rights under this Agreement, other than monies due or to become due, shall be assigned or otherwise transferred by either party (by operation of law or otherwise) without the prior written consent of the other party. This Agreement may be transferred or otherwise assigned to any entity which owns or acquires all or substantially all of the assets of either party or to any Affiliate with the prior written approval of the other party, which approval shall not be unreasonably withheld. This Agreement shall bind and inure to the benefit of the successors and permitted assigns of the parties.

          14.2 Warranty.

                    14.2.1 VITAL shall not make any warranty commitment, whether written or oral, on MCK' behalf.

                    14.2.2 VITAL warrants that the Services provided shall be
               performed in a competent manner by qualified, trained maintenance personnel and shall be free from defects in workmanship for thirty (30) days following its provision.

          14.3 Modifications. This Agreement may not be changed or modified in any way subsequent to the first date of execution except by an instrument in writing cosigned by authorized representatives of both parties. No contract or agreement entered into after the Effective Date shall amend by implication any provision of this Agreement.

          14.4 Severability. If any provision of this Agreement is or becomes illegal, invalid or void under any applicable state or federal law under which performance hereunder is required, such provision shall be considered severable, and the remaining provisions hereof shall not be impaired, and this Agreement shall be interpreted as far as possible so as to give effect to its stated purpose.

          14.5 Defined Relationship. Other than the services agreed to in this document, neither party is hereby designated nor appointed an agent to the other and neither party shall have any authority, either express or implied, to create or assume any agency or obligation on behalf of or in the name of the other. The relationship of VITAL and MCK shall be that of independent contractors and, except as expressly set forth herein, neither party shall have any responsibility for or obligations to the employees of the other.

          14.6 Disclosure of Agreement. VITAL acknowledges and agrees that in no event shall any of the information contained in this Agreement be disclosed to anyone other than VITAL's employees with a need to know. Neither party shall disclose, advertise, or publish the terms and conditions of or transactions under this Agreement without the prior written consent of the other party, which will not be unreasonably withheld.

          14.7 Trademarks. Neither VITAL or MCK will use each other's trademark or trade name in any manner except as mutually agreed upon. Neither VITAL or MCK have any right, title or interest in each other's trademark or trade name. Both parties agree to allow the other party to use their name and logo on the other parties respective web site upon such terms and conditions as the parties hereto may agree upon.

          14.8 Force Majeure. Neither party shall be deemed to be in default nor be responsible for delays or failures in performance resulting from acts beyond the reasonable control of such party. Such acts shall include, but not be limited to, acts of God, strikes, lockouts, riots, acts of war, epidemics, governmental action or inaction, trade embargoes, fire, communication line failures, power failures, earthquakes, or other disasters.

          14.9 Notices. Any Notices required or authorized to be given shall be deemed to have been given when received via certified or registered first-class mail, postage prepaid, or via any other public or private delivery service providing for written acknowledgment of receipt to the address set forth on the signature page of this Agreement.

          14.10 Waiver. No delay, failure or refusal on behalf of either party to require or demand any performance or obligation hereunder, or to exercise any right or remedy to which it may be or become entitled, shall constitute or be deemed a waiver or relinquishment thereof, or of any other right, demand or obligation, and shall not prejudice either party's right to demand or insist upon any other prior or subsequent performance or obligation hereunder.

          14.11 Disputes and Governing Law. The rights and obligations of the parties and all interpretations and performance of this Agreement shall be governed in all respects by the laws of the Commonwealth of Massachusetts except for its rules with respect to the conflict of laws.

          14.12 Paragraph Headings. Paragraph headings contained in this Agreement are for ease of reference only and shall not affect the interpretation or meaning of this Agreement.

          14.13 Integration. This agreement, including the attached Exhibits, and any amendments as may from time to time be agreed and integrated is intended to be the sole and complete statement of the obligations of the parties and supersedes any other negotiation, agreement or understanding, whether written or oral, that may have been made or entered into with regard to the subject matter hereof by MCK or VITAL or by any officer or other representative of either party. This Agreement and the performance of the parties pursuant to it shall not affect any other Agreement between them which relates to matters extraneous hereto.

          14.14 Conflicts. In the event that any specific wording of this Agreement shall conflict with any provision or wording of any printed terms and conditions contained on Purchase Orders, acceptance forms, procurement and functional specifications, the wording of this Agreement shall prevail.

          14.15 Survival. Sections 8, 10, 11 and 12, shall survive termination of this Agreement.

MCK COMMUNICATIONS, INC.                  VITAL NETWORK SERVICES, L.L.C.

By:        /s/ Woody Benson               By:        /s/ Philip John Woods
   ------------------------------            -------------------------------
Name:      Woody Benson                   Name:      Philip John Woods
     ----------------------------            -------------------------------
Title:      CEO                           Title:     President
     ----------------------------            -------------------------------
Address:   313 Washington Street          Address:   6 Rubber Avenue
           Newton, Ma 02458                          Naugatuck, Ct 06770

Date:      6/28/99                        Date:      6/29/99
     ----------------------------            -------------------------------

                                   APPENDIXES

Appendix A:  MCK Product List (Accelerated to provide Hard/Soft version)

Appendix B:  VITAL Payment Schedule/Minimum Commitments (provided in prior
             e-mail)

Appendix C:  MCK Escalation/Priority Schedule- TBD

Appendix D:  MCK Support Services - TBD

Appendix F:  VITAL Installation & Maintenance Service Descriptions

                          APPENDIX A: MCK PRODUCT LIST


                                                        SWITCH UNIT                            REMOTE UNIT

 Branch Office EXTender 6000                           E-6000-SLM08                            E-6000-RLM08
 (Definity Compatible)

 Branch Office EXTender 6000                           E-6000-SNM08                            E-6000-RNM08
 (Meridian/Norstar Compatible)
 Branch Office EXTender 6000                           E-6000-SEM08                            E-6000-REM08

 (Neax Compatible)


[VITAL NETWORK LOGO]



                 APPENDIX B - REVENUE SPLITS & PRICING SCHEDULE

NOTE: VITAL NETWORK SERVICES CHARGES MCK THE PERCENTAGE OF END-USER LIST PRICE OR FLAT RATE AS INDICATED.

--------------------------------------------------------------------------------------------------------------------------
                           TOLL FREE/ HELP DESK                                                           CHARGE TO MCK
--------------------------------------------------------------------------------------------------------------------------
I.             8 X 5 HELP DESK                                                                              [***] (annual)
               24 X 7 HELP DESK                                                                             [***] (annual)
               (OPTIONAL - DOES NOT INCLUDE COST OF LINE)
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
   SECTION                 SERVICE DESCRIPTION                                                            CHARGE TO MCK
--------------------------------------------------------------------------------------------------------------------------
I.             LOGISTICS MANAGEMENT
               NON MAINTENANCE CUSTOMERS

                                PRICE PER STOCKING LOCATION                                                  [***]
--------------------------------------------------------------------------------------------------------------------------
   SECTION                 SERVICE DESCRIPTION                   END USER PRICE             MCK               VITAL
                                                               (% OF PRODUCT LIST)
--------------------------------------------------------------------------------------------------------------------------
II.            HARDWARE INSTALLATION SERVICES
               (PRICING REFLECTS ZONE A & B ONLY)
                                    BUSINESS DAY (1ST UNIT)            TBD                  [***]            [***]
                                          ADDITIONAL UNITS*            TBD
                                NON BUSINESS DAY (1ST UNIT)            TBD
                                          ADDITIONAL UNITS*            TBD

                                SITE SURVEY **(PER REQUEST)

               *ADDITIONAL UNIT PRICING APPLIES IF
               INSTALLED AT THE SAME SITE. MINIMUM
               INSTALLATION CHARGE IN $[***].
               **FEE IS WAIVED IF INSTALLATION IS                                                            [***]
               PURCHASED AT TIME OF SITE SURVEY REQUEST
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
III.           SOFTWARE INSTALLATION (ON-SITE) SERVICES
               LOAD S/W, CONFIGURE & TEST

                                               BUSINESS DAY             [***]              [***]             [***]
                                           NON BUSINESS DAY             [***]              [***]             [***]
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
IV.            REMOTE SERVICES

                    TS/SOFTWARERELEASE (NO LABOR) /ADVANCED             [***]              [***]             [***]
                                                REPLACEMENT
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
V.             MAINTENANCE SERVICES
               (PRICING REFLECT ZONE A & B ONLY)
                                          BASIC 8 X 5 (M-F)             [***]              [***]             [***]
                             PREMIUM 7 X 24 (PENDING AVAIL)
               ALL MAINTENANCE SERVICES LISTED ABOVE CARRY              [***]
               FOUR (4) HOUR RESPONSE FROM ZONE A
               LOCATIONS TO THE END-USER, LOGISTICS
               MANAGEMENT INCLUDED.

               MCK IS RESPONSIBLE FOR CONSIGNMENT OF
               SPARING.

--------------------------------------------------------------------------------------------------------------------------
   SECTION                 SERVICE DESCRIPTION                      END USER                MCK               VITAL
--------------------------------------------------------------------------------------------------------------------------


                                                                              19
[***]  Confidential treatment has been requested for the bracketed portions.
       The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------------------------------------------------
VI.            DEDICATED FIELD ENGINEER
               ONE (1) YEAR (40 HOURS PER WEEK)*                     [***]              [***]             [***]
                *PRICE BASED ON LEVEL OF ENGINEER REQUIRED
--------------------------------------------------------------------------------------------------------------------------
                                                                      ZONES             TO END USER        TO END USER
--------------------------------------------------------------------------------------------------------------------------
VII.           TIME AND MATERIAL SERVICES  (TO END USER)                               TRAVEL (FIXED     LABOR(PER HOUR)
               (CONTRACT CUSTOMERS OUTSIDE SCOPE OF                                        RATE)
               CONTRACT)

                                                                     ZONE A                                  [***]
                                                                     ZONE B                [***]
                                              BUSINESS DAY*          ZONE C                [***]
                                                                                           [***]
                                                                     ZONE A                                  [***]
                                                                     ZONE B                [***]
                                           NON BUSINESS DAY          ZONE C                [***]
                                                                                           [***]
                                                                                                             [***]
                                        HOLIDAYS & WEEKENDS
                                                                                           [***]


               NON- CONTRACT CUSTOMER RATES
                                                                     ZONE A                                  [***]
                                                                     ZONE B                [***]
                                               BUSINESS DAY          ZONE C                [***]
                                                                                           [***]
                                                                     ZONE A                                  [***]
                                                                     ZONE B                [***]
                                           NON BUSINESS DAY          ZONE C                [***]
                                                                                                             [***]
                                        HOLIDAYS & WEEKENDS                                [***]


               ZONE A =  50 MILE RADIUS OF VITAL SERVICE
               CENTER
               ZONE B=51-100 MILE RADIUS OF VITAL SERVICE
               CENTER
               ZONE C=100+ RADIUS OF VITAL SERVICE CENTER

               *ALL TYPE CALLS CARRY A [***]
               MINIMUM EXCEPT WHERE SPECIFIED
--------------------------------------------------------------------------------------------------------------------------
                                                                 DISCOUNT TO MCK        LIST PRICES           NOTE:
--------------------------------------------------------------------------------------------------------------------------
VIII.          BLOCK OF HOURS (TO MCK)
               -        TIME & MATERIAL                               [***]               [***]               [***]
               -        PROJECT MANAGEMENT                                                [***]               [***]
               -        PROFESSIONAL SERVICES                                             [***]
               -        CUSTOMER SERVICE                                                  [***]               [***]
               -        OTHER                                                             [***]
--------------------------------------------------------------------------------------------------------------------------



[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------------------------------------------------
                                                                    END USER                MCK               VITAL
--------------------------------------------------------------------------------------------------------------------------
IX.            PROFESSIONAL SERVICES/ PROJECT MANAGEMENT      CUSTOM QUOTE REQUIRED         [***]              [***]
--------------------------------------------------------------------------------------------------------------------------



[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------------------------------------------------
   SECTION                       SERVICE DESCRIPTION                               MCK                   CHARGE TO MCK
--------------------------------------------------------------------------------------------------------------------------
X.             TECHNOLOGY TRAINING

                                    TRAIN THE TRAINER (PROVIDED BY MCK)      [***]                       [***]

                              INITIAL CONSULTATION/COURSE INVESTIGATION      ----------------->          [***]

                                                    COURSE DEVELOPMENT*      ----------------->          [***]

                                          COURSE OFFERING IN NAUGATUCK#
                                                                             ----------------->          [***]

                           COURSE OFFERING ON CUSTOMER OR MCK PREMISES*                                  [***]
                                                                             ----------------->


                 *TRAVEL & EXPENSES, SHIPPING WILL BE CHARGED AT ACTUAL
                                  COSTS. SET UP WILL BE BILLED AT [***]

              #DEPENDENT ON SUBJECT- PLAN FOR 3-5 DAY COURSE OFFERINGS.
                           MINIMUM REQUIREMENT, (4) STUDENTS PER CLASS.

               (1) BUDGETARY ONLY-EACH PROJECT TO BE REVIEWED ON MERIT.



--------------------------------------------------------------------------------------------------------------------------

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

                          VITAL NETWORK SERVICES / MCK
                  START UP FEES, CONDITIONS & PAYMENT SCHEDULES

Contract Commencement is JULY 1, 1999. The initial contract term is TWENTY-FOUR
(24) MONTHS.

PAYMENT SCHEDULE (1999-2001)


--------------------------------------------------------------------------------------------------------------------------
                          YEAR 1                                                         YEAR 2
             (PAYMENT IS QUARTERLY IN ARREARS)                    (PAYMENT IS QUARTERLY FOR ACTUAL SERVICES RENDERED)
--------------------------------------------------------------------------------------------------------------------------
QTR 1        July, Aug, SEPT           1999          30K          QTR 1
--------------------------------------------------------------------------------------------------------------------------
QTR 2        Oct, Nov, DEC             1999          50K          QTR 2
--------------------------------------------------------------------------------------------------------------------------
QTR 3        Jan, Feb, MAR             2000          75K          QTR 3
--------------------------------------------------------------------------------------------------------------------------
QTR 4        Apr, May, JUN             2000          95K          QTR 4
--------------------------------------------------------------------------------------------------------------------------
                                                                                    July 2000- June 2001
--------------------------------------------------------------------------------------------------------------------------
                                             Total  250K                                         12 Month Target   200K
--------------------------------------------------------------------------------------------------------------------------


CONDITIONS:

1. MCK MINIMUM COMMITMENT TO VITAL NETWORK SERVICES IS 250K IN YEAR 1 AND 200K IN YEAR 2.
2.   PRICING WILL BE REVIEWED EVERY 250K AND IS SUBJECT TO CHANGE UPON
     MUTUAL AGREEMENT.
3. IF ACTUAL REVENUE EXCEEDS QUARTERLY TARGETS IN YEAR 1, THE NEXT QUARTERS INVOICE WILL BE ADJUSTED ACCORDINGLY. THE GOAL FOR THE FIRST TWELVE (12) MONTH PERIOD IS TO EQUAL OR EXCEED 250K. IN YEAR 2, PAYMENT WILL BE QUARTERLY IN ARREARS FOR ACTUAL SERVICES RENDERED. IF THERE IS A SHORTFALL OF THE TWELVE (12) MONTH TARGET, THE FINAL BILLING WILL INCLUDE THE SHORTFALL AMOUNT.
4. REVENUE MINIMUM'S ONLY APPLY TOWARDS SERVICES HIGHLIGHTED IN SECTIONS I (A&B), II, III, IV, VIII AND IX ONLY.
5. IF REVENUE MEETS OR EXCEEDS THE TOTAL TWENTY-FOUR (24) MONTH COMMITMENT OF 450K ANYTIME DURING THE CONTRACT TERM, MCK HAS MET THEIR REVENUE MINIMUMS TO VITAL NETWORK SERVICES.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.